Exhibit 10.11

11 October 2000

Mr Ahmed Qasem

PO Box 982

Guildford, NSW 2161

Dear Ahmed

Employment with PWV Medical

We would like to offer you a permanent position with PWV Medical as Applications Development Executive on the following terms and conditions.

1. Role & Responsibilities

You will be responsible initially for developing and validating new clinical applications for the Company’s technology and products. In this position you will report to our Software Manager, Peter Harpas. Additional specific tasks and the objectives will be set after you have completed your initial familiarisation with the Company’s technology and markets.

2. Remuneration

The Company will pay you a salary of $ 60,000 p.a. paid monthly in arrears. The Company will also reimburse expenses incurred by you on activities agreed in advance with the Company. The Company will pay its statutory superannuation obligations on your behalf to a superannuation fund of your choice.

After one year’s service you will become eligible for a grant of options to acquire Company shares.

3. Start Date

We understand that you are completing the final draft of your PhD thesis, and would like to work part-time through to end December before joining full-time in January. We agree with your suggestion that you should start with us Monday 23 October on a two days per week basis, with the salary paid pro rata. We would be pleased if it becomes possible to accelerate this time commitment.

4. Holidays

You will be entitled to four weeks leave per annum.

5. Confidentiality Agreement

You will be required to sign a confidentiality agreement with the company upon joining.

6. Termination

Should either party wish to terminate this agreement they must give the other party one month’s notice in writing.

Ahmed, we look forward to having you work with our team as we take this new technology into clinical use around the world. If you accept this proposal please sign below on the copy and return it to me.

Yours sincerely	I accept these terms and conditions:

/s/ Ross Harricks
Ross Harricks	Ahmed Qasem	date
CEO

P W V M e d i c a l PTY LTD	West Ryde Corporate Centre 11/1059-1063 Victoria Road West Ryde NSW 2114 T 61 2 9874 8761 F 61 2 9874 9022 www.pwvmedical.com ABN 11062 279 985 ACN 062 279 985

11 October 2000

Mr Ahmed Qasem

PO Box 982

Guildford, NSW 2161

Dear Ahmed

Employment with PWV Medical

We would like to offer you a permanent position with PWV Medical as Applications Development Executive on the following terms and conditions.

1. Role & Responsibilities

You will be responsible initially for developing and validating new clinical applications for the Company’s technology and products. In this position you will report to our Software Manager, Peter Harpas. Additional specific tasks and the objectives will be set after you have completed your initial familiarisation with the Company’s technology and markets.

2. Remuneration

The Company will pay you a salary of $ 60,000 p.a. paid monthly in arrears. The Company will also reimburse expenses incurred by you on activities agreed in advance with the Company. The Company will pay its statutory superannuation obligations on your behalf to a superannuation fund of your choice.

After one year’s service you will become eligible for a grant of options to acquire Company shares.

3. Start Date

We understand that you are completing the final draft of your PhD thesis, and would like to work part-time through to end December before joining full-time in January. We agree with your suggestion that you should start with us Monday 30 October on a two days per week basis, with the salary paid pro rata. We would be pleased if it becomes possible to accelerate this time commitment.

4. Holidays

You will be entitled to four weeks leave per annum.

5. Confidentiality Agreement

You will be required to sign a confidentiality agreement with the company upon joining.

6. Termination

Should either party wish to terminate this agreement they must give the other party one month’s notice in writing.

Ahmed, we look forward to having you work with our team as we take this new technology into clinical use around the world. If you accept this proposal please sign below on the copy and return it to me.

Yours sincerely	I accept these terms and conditions:

/s/ Ross Harricks	/s/ Ahmed Qasem	18-10-2000
Ross Harricks	Ahmed Qasem	date
CEO

P W V M e d i c a l PTY LTD	West Ryde Corporate Centre 11/1059-1063 Victoria Road West Ryde NSW 2114 T 612 9874 8761 F 612 9874 9022 www.pwvmedical.com ABN 11062 279985 ACN 062 279 985